MODIFICATION AND EXTENSION AGREEMENT

This Modification and Extension Agreement ("**Agreement**") is made effective as of August [__], 2022 (the "**Effective Date**") by and among, **READY CAPITAL MORTGAGE FINANCING 2020-FL4, LLC** ("**Lender**"), **3032 WILSHIRE INVESTORS LLC**, a Colorado limited liability company ("**Borrower**"), **STRATEGIC REALTY TRUST, INC.**, a Maryland corporation ("**SRT Guarantor**") and **WILLIAM R. ROTHACKER**, an individual ("**Rothacker Guarantor**"; SRT Guarantor and Rothacker Guarantor, individually and collectively, "**Guarantor**"). Borrower and Guarantor are sometimes hereinafter collectively referred to in this Agreement as the "**Borrower Parties**." Borrower, Guarantor and Lender are sometimes hereinafter collectively referred to in this Agreement as the "**Parties**" and each as a "**Party**."

RECITALS

The following recitals are a material part of this Agreement:

A. Lender is the owner and holder of the loan ("**Loan**") evidenced by that certain Promissory Note dated May 6, 2019, executed by Borrower in favor of ReadyCap Commercial, LLC, a Delaware limited liability company ("**Original Lender**"), in the original maximum principal amount of $13,944,000.00 (as amended, restated, modified, and assigned, the "**Note**"). The Loan is evidenced and/or secured by various documents including:

That certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated May 6, 2019, given by Borrower in favor of Original Lender recorded in the Official Records of Los Angeles County, California (the "**Records**") as assigned to Lender (the "**Security Instrument**") pursuant to which Borrower granted to Lender, its successors and assigns, a first-priority mortgage lien on certain real property described therein (the "**Premises**"), the improvements thereon and on certain personal property described therein (collectively, the "**Collateral**", and together with the Premises, the "**Property**");

That certain Assignment of Leases and Rents dated May 6, 2019, given by Borrower in favor of Original Lender recorded in the Records, as assigned to Lender (the "**ALR**"), pursuant to which Borrower irrevocably, absolutely and unconditionally transferred, sold, assigned, granted, pledged and conveyed to Lender, its successors and assigns, all of Borrower's right, title and interest in and to any and all leases, licenses, rental agreements and occupancy agreements of whatever form now or hereafter affecting all or any part of the Property and any and all guarantees, extensions, renewals, replacements and modifications thereof, together with all deposits, rents, income, issues, revenues, proceeds and profits from the use, enjoyment and occupancy of the Premises;

That certain Loan Agreement dated May 6, 2019, by and between Borrower and Original Lender (as amended, restated, modified, and assigned (the "**Loan Agreement**");

That certain (i) Guaranty of Recourse Obligations dated May 6, 2019, executed by SRT Guarantor in favor of Original Lender, (ii) Guaranty of Recourse Obligations

dated May 6, 2019, executed by Rothacker Guarantor in favor of Original Lender, (iii) Completion Guaranty dated May 6, 2019, executed by Rothacker Guarantor in favor of Original Lender, and (iv) Interest Reserve Replenishment Guaranty dated May 6, 2019, executed by SRT Guarantor in favor of Original Lender (the "**Guaranty**"); and

That certain Environmental Indemnity Agreement dated May 6, 2019, executed by Borrower and Rothacker Guarantor in favor of Original Lender (the "**Indemnity**").

B. The Note, the Security Instrument, the ALR, the Loan Agreement, the Guaranty, the Indemnity, this Agreement, all other existing or future documents evidencing, securing, or executed in connection with the Loan, and all documents that hereafter modify, amend, extend, restate, replace, or otherwise affect the Loan or any of the foregoing documents are herein sometimes collectively referred to as the "**Loan Documents**." All liabilities, indebtedness and obligations now or hereafter owed to Lender under the Loan Documents or otherwise in connection with the Loan are sometimes referred to herein as the "**Obligations**". All capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings ascribed to them in the Loan Documents, as in effect on the Effective Date.

C. Original Lender's rights and obligations under the Note and the other Loan Documents have been assigned to Lender and Lender is the owner and holder of the Note, the Loan and all of the Loan Documents.

D. The Note matured by its terms on May 10, 2022 and the matured indebtedness has not been paid in full. Accordingly, the Loan is in default (the "**Maturity Default**"). The Maturity Default remains uncured and the Loan is currently fully due and payable. The aforesaid enumeration of the Maturity Default is not intended by the Parties to constitute a waiver by Lender of any other default that may now exist under the Loan Documents.

E. Borrower has requested that Lender agree to extend the term of the Loan, and Lender has agreed to extend the term of the Loan and otherwise modify the terms of the Loan and Loan Documents, subject to and in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Extension of Maturity Date; Reinstatement. As of the Effective Date, subject to Borrower's satisfaction of the Conditions (hereafter defined), the Maturity Date is amended to be November 10, 2022 (the "**Extended Maturity Date**"), and all references in the Loan Documents to the Maturity Date shall be and mean a reference to November 10, 2022 unless earlier accelerated pursuant to the terms of the Note or any other Loan Documents. To the extent necessary, subject to the terms and conditions of this Agreement, (a) the Loan, the Note and the other Loan Documents are hereby reinstated for all purposes, and (b) any acceleration of the Loan, the Note or any debt evidenced thereby is hereby rescinded for all purposes. References in any Loan Document to the "Note", the "Loan Agreement" or to any other Loan Document other than this

Agreement means such Loan Document as amended by this Agreement. Borrower acknowledges and agrees that it shall have two (2) remaining options to extend the Maturity Date as set forth in Section 2(c) and Section 2(d) of the Note.

2. Conditions Precedent to Extension of Maturity Date. The following are the "**Conditions**":

(a) Except for the Maturity Default, no Event of Default shall have occurred and be continuing as of the Effective Date;

(b) Upon the Effective Date, Borrower shall deposit an amount equal to $144,667.41 into the Interest Reserve Account;

(c) Intentionally omitted;

(d) Upon the Effective Date, Borrower shall deliver the Modification Fee to Lender;

(e) On or before the Effective Date, Borrower shall have delivered to Lender an amount sufficient to reimburse Lender for all costs and out-of-pocket expenses incurred by Lender in connection with the Loan and this Agreement; and

(f) Receipt by Lender of any other documentation as Lender shall reasonably require in connection with this Agreement.

If any of the Conditions are not timely satisfied within the time periods provided in this Section 2, the extension of Maturity Date provided in this Agreement will not be effective.

3. Modification Fee. As a material inducement for Lender to enter into this Agreement, on the Effective Date, Borrower shall pay Lender a modification fee in the amount of $95,329.93 (the "**Modification Fee**"). Borrower acknowledges and agrees that the Modification Fee is fully earned by Lender upon the execution of this Agreement and that the Modification Fee will not be applied to the Obligations. Borrower further acknowledges and agrees that the Modification Fee is reasonable and enforceable and waives any right it may have to contest the Modification Fee.

4. Outstanding Principal Balance. As of the Effective Date, each of the Borrower Parties acknowledge and agree that the unpaid principal balance of the Loan is $12,710,658.

5. Recitals; Status and Effect of Loan Documents. As of the Effective Date, Borrower acknowledges, confirms and agrees that the matters stated in the Recitals set forth above are true and accurate in all respects, are a material part of this Agreement, are hereby incorporated by reference, and may be relied upon for all purposes by the Parties and that:

(a) The Loan Documents (including this Agreement) have been duly authorized, executed, and delivered to Lender, remain in full force and effect as originally written or as modified herein or as previously modified by mutual written agreement of the Parties, and are valid, binding and enforceable against Borrower, in accordance with their

respective terms. Borrower hereby ratifies and reaffirms the terms and provisions of the Loan Documents;

(b) All liens and security interests created in favor of Lender under the Loan Documents have been validly created and duly perfected upon all property and collateral of Borrower in first priority as represented by the Borrower or other persons or entities in the Loan Documents; and

(c) All indebtedness created under the Loan Documents is validly and unconditionally owing in full to Lender, in accordance with the terms thereof, as modified hereby, without any defense or offset whatsoever, and Borrower has no defenses, claims, counterclaims, or other rights that could be asserted to impair, delay, or adversely affect Lender's receipt of full payment and performance of all obligations owed to Lender by Borrower with respect to the Loan, or the same are hereby waived.

6. Warranties and Representations. As of the Effective Date, each of the Borrower Parties on behalf of itself (and not on behalf of any other Borrower Party) (a) unconditionally ratifies, remakes and confirms all warranties and representations previously made by it in the respective Loan Documents to which it is a party, and (b) further warrants and represents to Lender that:

(a) Such Borrower Party, if an entity, is duly organized, validly existing, and in good standing under the laws of its state of organization and is duly qualified as a foreign entity and is currently in good standing in each state in which such qualification is required for the conduct of each of such Borrower Party's business as it is currently being conducted (including, if applicable, the state where any Property is located).

(b) Such Borrower Party has the full authority and due capacity to execute, deliver, and perform this Agreement and all documents, instruments and agreements executed in connection herewith to which it is a party. If a Borrower Party is an entity, such execution, delivery, and performance has been duly authorized as required under the organizational documents of such Borrower Party or under applicable law, and the individuals and entities executing this Agreement on behalf of such Borrower Party have been duly authorized and empowered to bind such Borrower Party by such execution.

(c) This Agreement has been duly executed and delivered to Lender by such Borrower Party and is valid, binding, and enforceable against it in accordance with its terms.

(d) Neither the execution and delivery of this Agreement nor the performance of its terms and compliance with its conditions will conflict with or result in a breach of any of the terms, conditions or provisions of or constitute a violation or default under any organizational document of such Borrower Party (if such Borrower Party is an entity) or any contract, agreement, applicable law, regulation, judgment, writ, order or decree to which such Borrower Party is subject.

(e) Except as disclosed to Lender in writing as of the Effective Date, there are no actions, suits or proceedings at law or in equity by or before any Governmental

Authority now pending and served or, to such Borrower Party's knowledge, threatened, involving or concerning Borrower or the Property, which would have a Material Adverse Effect on the Loan if adjudicated adversely to Borrower or against the Property.

(f) All documents and information furnished by such Borrower Party to Lender with respect to the Loan or this Agreement are complete and accurate, in all material respects, and none contains any misrepresentation or misstatement of a material fact or omits to state a material fact which would have a Material Adverse Effect on the Loan if not misrepresented or misstated or if disclosed.

(g) To the best knowledge of such Borrower Party, except for the Maturity Default, no Event of Default exists under the Loan Documents to which such Borrower Party is a party.

7. Ratification of Obligations. As of the Effective Date:

(a) Each of the Borrower Parties hereby (i) ratifies each of its obligations under the Loan Documents to which such Borrower Party is a Party (the "**Ratifying Parties Obligations**") and confirms that such Ratifying Parties Obligations and all waivers, covenants and agreements by such Borrower Party in the Loan Documents remain in full force and effect for the benefit of Lender, (ii) reaffirms its continuing liability for payment and/or performance of all of its Ratifying Parties Obligations to the same extent as if such Borrower Party had executed and delivered the Loan Documents again on the Effective Date, and (iii) confirms that its Ratifying Parties Obligations have not been modified, amended, limited, impaired or affected in any manner by any existing or previous event, fact or circumstance except for satisfaction thereof (for example, completion of construction would satisfy obligations under a completion guaranty).

(b) Guarantor hereby consents to the execution of this Agreement by Borrower and consents to the transactions contemplated by this Agreement.

(c) The Loan Documents are also hereby modified in all respects necessary to give effect to this Section and the other provisions of this Agreement, and only in such respects, and the provisions of this Agreement shall control over any contrary or inconsistent provisions of any of the other Loan Documents. In all other respects, all Loan Documents shall remain in full force and effect as originally written or previously modified by mutual written agreement of the Parties. All of Lender's liens, security interests, priorities, rights, and remedies under the Loan Documents shall continue in full force and effect as security for the Loan following the modification thereof by this Agreement. All references in any Loan Document to any other Loan Document shall hereafter be construed to refer to such other Loan Document as modified by this Agreement. For all purposes of all Loan Documents this Agreement shall be included within the definition of the term "Loan Documents."

(d) Any breach or default of any covenant under this Agreement shall constitute an "Event of Default" under the other Loan Documents.

8. Releases and Indemnifications. As of the Effective Date, each of the Borrower Parties and its respective past, present and future employees, agents, attorneys, representatives, successors, assigns, and all persons or entities claiming by, through or under any of them (and their respective successors and assigns, collectively, the "**Releasing Parties**") hereby:

(a) acknowledge, agree and affirm that none of them possesses any claims, defenses, offsets, rights of recoupment or counterclaims of any kind or nature against or with respect to the enforcement or administration of the Loan or the Loan Documents (including any aspect of the origination, administration or enforcement thereof), or any knowledge of any facts or circumstances that might give rise to or be the basis of any such claims, defenses, offsets, rights of recoupment or counterclaims;

(b) remise, release, acquit and forever discharge Lender, and its predecessors in interest, affiliates, subsidiaries, participants or assigns, and all of their respective past, present, and future shareholders, members, directors, managers, officers, employees, attorneys, advisers, consultants, servicers, representatives or agents (collectively, the "**Lender Released Parties**") from any and all manner of debts, accounts, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, that any of the Releasing Parties now have or may hereafter have by reason of any act, omission, matter, cause or thing, from the beginning of the world to and including the date this Agreement is executed and delivered by all Parties, including matters arising out of or relating to the Loan and the Loan Documents, including the origination, funding, servicing or administration thereof and any other agreement or transaction between any of the Releasing Parties and any of the Lender Released Parties concerning the Loan (all of the foregoing released claims are sometimes referred to as the "**Released Claims**");

(c) agree that it is the intention of each of the Releasing Parties that the foregoing release shall be effective with respect to all matters, past and present, known and unknown, suspected and unsuspected. Each of the Releasing Parties realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to losses, damages, liabilities, costs and expenses which are presently unknown, unanticipated and unsuspected, and each of the Releasing Parties further agrees that the waivers and releases in this Agreement have been negotiated and agreed upon in light of that realization and that each of the Releasing Parties nevertheless hereby intends to release, discharge and acquit the Lender Released Parties from any such unknown losses, damages, liabilities, costs and expenses. In furtherance of this intention, each of the Releasing Parties hereby expressly waive any and all rights and benefits conferred upon it by the provisions of California Civil Code Section 1542, which provides as follows:

> "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

Each of the Releasing Parties acknowledge that the foregoing acknowledgments, releases and waivers, including the waiver of the provisions of California Civil Code Section 1542, were expressly bargained for and are subject to the general choice of law provisions contained in the Loan Documents;

(d) agree to indemnify the Lender Released Parties for, hold the Lender Released Parties harmless from and against, and undertake the defense of the Lender Released Parties with respect to, any Released Claims that such Releasing Party may assert with respect to any of the Released Claims, despite the existence of the releases granted by the Releasing Party herein;

(e) acknowledge that Lender is specifically relying upon each of the Releasing Parties' acknowledgements and agreements in this Section in executing this Agreement, and that in the absence of such agreements Lender would be unwilling to agree to the modifications provided for in this Agreement; and

(f) agree that all releases and discharges by each of the Releasing Parties in this Agreement shall have the same effect as if each released or discharged matter had been the subject of a legal proceeding, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

9. Preference; Fraudulent Transfer; Indemnification. The maturity date extension contemplated in this Agreement is expressly conditioned upon Lender never having any portion of the Obligations, recovered, avoided, disgorged or set aside for any reason, including via a preference or fraudulent transfer claim or other similar statute or common law, including pursuant to any provision of the Bankruptcy Code and any such event will constitute an Event of Default. Any costs or expenses incurred by Lender in defending its rights under this Section or to enforce the terms of the Loan Documents shall automatically be added to the Obligations of Borrower under the Loan Agreement. In the event Lender is divested of only a portion of the Obligations, Lender shall be entitled to retain the remainder of the Obligations received by Lender and apply the retained sum to the Obligations in such amount, order and priority as determined by Lender, in its sole and absolute discretion, and in no event shall the application of a portion of the retained sum prejudice any rights or claims that Lender may have to recover the remaining Obligations from Borrower or otherwise collect the balance of the Loan from Borrower. If, after receipt of the Obligations or any other payment from Borrower for any indebtedness or obligations owed by Borrower, any Lender Released Party is compelled to surrender or otherwise surrenders such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then Borrower shall be liable for, and shall indemnify, defend and hold harmless each of the Lender Released Parties with respect to the full amount so surrendered and any other related claims, losses, liabilities, cross-claims, defenses, counterclaims, obligations, causes of action, suits, debts, liens, damages, judgments, demands, orders, penalties, settlements, costs and expenses (including legal fees incurred by any of the Lender Released Parties) of any kind or nature whatsoever resulting from or related to, whether directly or indirectly, any portion of the Obligations that any of the Lender Released Parties are or were required to disgorge, relinquish or return.

10. Additional Documents / Further Assurances. The Borrower Parties shall at any time, and from time to time, upon the written request of Lender, sign and deliver such further documents and do such further acts and things as Lender may reasonably request to effect the purposes of this Agreement.

11. Time is of the Essence. Time is of the essence with respect to the Conditions and all agreements and obligations of the Borrower Parties contained herein.

12. Entire Agreement; Written Modifications Only. This Agreement, the exhibits attached hereto, and the documents referred to, contemplated, or required herein, constitute the sole and entire agreement between the parties with respect to the subject matter hereof, and there are no other covenants, promises, agreements or understandings regarding the same. This Agreement, including the provisions of this Section, may not be modified except by written amendment to this Agreement signed by the Parties affected by the same, and the Parties hereby: a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Agreement; b) waive any and all right to enforce any alleged, non-written amendment to this Agreement; and c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Agreement.

13. No Third-Party Beneficiaries. This Agreement is solely for the benefit of the Parties and no persons other than the Parties and the Lender Released Parties shall be entitled to claim or receive any benefit by reason of this Agreement.

14. Due Diligence Performed; Parties Fully Informed; No Right to Rely. Each of the Borrower Parties hereby warrants, represents and agrees that it has, by itself and for itself (and not any other Borrower Party) and with the assistance of counsel, performed any and all due diligence and investigation it deems necessary or desirable in connection with making a fully informed decision to enter into and sign this Agreement. Each of the Borrower Parties is relying on its own investigations and its own decision-making processes in determining to execute and deliver this Agreement, is not relying on the statements, representations or omissions of Lender in so doing, and fully understand the terms and provisions of this Agreement.

15. Severability. If any one or more of the provisions of this Agreement are deemed unenforceable, the remainder of this Agreement shall, at the sole option of Lender, remain enforceable in accordance with its original terms to the fullest extent possible.

16. Delay Not a Waiver. Neither the failure nor any delay on the part of Lender to exercise any right, power or privilege under this Agreement, any other Loan Document, or under any document executed in connection herewith shall operate as a waiver of such right, power or privilege and any single or partial exercise of any such right, power or privilege shall not preclude any other or further exercise thereof.

17. Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of each Party's respective successors and permitted assigns.

18. Construction of Provisions. The following rules of construction are applicable for the purposes of this Agreement and all documents and instruments supplemental hereto unless the context clearly requires otherwise:

(a) All references herein to numbered sections or to lettered exhibits are references to the sections hereof and the exhibits annexed hereto.

(b) The terms "include," "including," and similar terms shall be construed as if followed by the phrase "without being limited to" or the phrase "without limitation," as the context may require.

(c) The term "Property" shall be construed as if followed by the phrase "or any part thereof."

(d) All references to indebtedness, obligations, monetary sums or the like that are owed to Lender under this Agreement or the other Loan Documents shall be construed as if followed by the phrase "or any part thereof."

(e) Words of masculine, feminine or neutral gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural, and vice versa.

(f) No inference in favor of or against any party hereto shall be drawn from the fact that such party has drafted any portion of this Agreement or any other Loan Document.

(g) All references to the Loan shall be deemed to include all existing or future modifications, amendments, extensions, restatements, or replacements of the Loan made by mutual written agreement of the Parties.

(h) The terms "person" and "party" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity or government (whether federal, state, county, city, municipal or otherwise, including an instrumentality, division, agency, body or department thereof).

(i) The term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or".

19. Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original and all of which together shall constitute one and the same document, binding upon all the Parties notwithstanding that all such Parties are not signatories to the same counterpart. This Agreement shall become effective when all Parties have executed a counterpart hereof. A signature of a party by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party.

20. Costs and Expenses. Without limiting any other provision of this Agreement or any other Loan Document, Borrower shall: (i) on the Effective Date of this Agreement pay or reimburse Lender for all fees and expenses of Lender and its loan servicer (including any and all

costs and expenses, attorneys' fees and disbursements, title and recording fees and servicing advances) incurred by Lender and its loan servicer in connection with the Loan or any request for extension and any and all related documentation and opinions required regardless of whether Borrower obtains an extension of the term of the Loan, and (ii) after the Effective Date of this Agreement pay or reimburse Lender, within ten (10) days after written demand, all fees and costs and expenses of Lender and its loan servicers, attorneys, advisors and consultants in connection with this Agreement and the administration, servicing and enforcement of the Loan.

21. Jurisdiction and Venue. Section 11.3 of the Loan Agreement is hereby incorporated by reference.

22. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER PARTIES HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE BORROWER PARTIES, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE BORROWER PARTIES.

WM

Borrower's Initials

SRT Guarantor's Initials

WM

Rothacker Guarantor's Initials

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costs and expenses, attorneys' fees and disbursements, title and recording fees and servicing advances) incurred by Lender and its loan servicer in connection with the Loan or any request for extension and any and all related documentation and opinions required regardless of whether Borrower obtains an extension of the term of the Loan, and (ii) after the Effective Date of this Agreement pay or reimburse Lender, within ten (10) days after written demand, all fees and costs and expenses of Lender and its loan servicers, attorneys, advisors and consultants in connection with this Agreement and the administration, servicing and enforcement of the Loan.

21. Jurisdiction and Venue. Section 11.3 of the Loan Agreement is hereby incorporated by reference.

22. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER PARTIES HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE BORROWER PARTIES, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE BORROWER PARTIES.

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Borrower's Initials

C.H
SRT Guarantor's Initials

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Rothacker Guarantor's Initials

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Signatures appear on the following page(s).]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

LENDER:

READY CAPITAL MORTGAGE FINANCING 2020-FL4, LLC

By: KeyBank National Association, a national banking association, as authorized agent

By: ______________________
Name: Brandy A. Illausky
Title: Vice President

83926030.5

BORROWER:

3032 WILSHIRE INVESTORS LLC,
a Colorado limited liability company

By: 3032 Wilshire SM LLC
a Colorado limited liability company
its Manager

By: [signature]
Name: William R. Rothacker
Title: Manager

SRT GUARANTOR:

STRATEGIC REALTY TRUST, INC., a Maryland corporation

By: Ryan Hess
Name: Ryan Hess
Title: Chief Financial Officer

ROTHACKER GUARANTOR:

____

WILLIAM R. ROTHACKER, an individual